EXHIBIT 99.3

PRO FORMA COMBINED FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

Pro-forma Consolidated Financial Statements and Footnotes

LAS PALMAS MOBILE ESTATES
PRO FORMA COMBINED FINANCIAL INFORMATION

The accompanying pro forma combined financial statements present the historical financial information of Las Palmas Mobile Estates (LPME), as adjusted for the planned acquisition of Advanced Fiberglass Technologies, Inc. (AFT).  For financial reporting purposes, the business consolidation is to be accounted for as an additional capitalization of AFT with AFT as the acquirer (reverse acquisition).  The operations of AFT will be the continuing operations of LPME.

The accompanying pro forma combined balance sheet presents the historical financial information of LPME as of June 30, 2008, as adjusted for the acquisition of AFT, accounted for as a reverse acquisition.

The accompanying pro forma combined statements of operations for the six months ended June 30, 2008 and the year ended December 31, 2007, combines the historical financial information of AFT for the six months ended June 30, 2008, and the year ended December 31, 2007 with the historical information of LPME for the six months ended June 30, 2008, and the year ended December 31, 2007, respectively, as if the acquisition had occurred on January 1, 2007.

The pro forma combined financial statements have been prepared by management, based on the historical financial statements of LPME and AFT.  These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.  The pro forma combined financial statements should be read in conjunction with the historical financial statements of LPME for the six months ended June 30, 2008 and the year ended December 31, 2007, and with the historical statements of AFT for the six months ended June 30, 2008 and the year ended December 31, 2007.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA COMBINED BALANCE SHEETS
JUNE 30, 2008

	Las Palmas Mobile Estates	Advanced Fiberglass	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)
ASSETS
Current Assets:
Cash	$-	$34,540	$-		$34,540
Accounts receivable	-	1,086,286	-		1,086,286
Inventories	-	1,047,835	-		1,047,835
Prepaid acquisition costs		420,000	(420,000)	(4)	-
Deferred income taxes	-	31,000	-		31,000
Other current assets	-	52,268	-		52,268
Total current assets	-	2,671,929	(420,000)		2,251,929

Property and equipment, net	-	5,153,954	-		5,153,954

Other assets:
Deferred income taxes	-	154,000	-		154,000
Customer list, net		20,150			20,150
Deferred financing costs, net	-	51,217	-		51,217
Total other assets	-	225,367	-		225,367
Total assets	$-	$8,051,250	$(420,000)		$7,631,250

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Current portion of long-term debt obligations	$-	$331,421	$-		$331,421
Lines of credit – bank	-	579,008	-		579,008
Short-term notes payable	-	1,412,446	-		1,412,446
Book overdraft payable	-	31,832	-		31,832
Accounts payable	490	744,919	(490)	(3)	744,919
Accrued expenses	-	63,541	-		63,541
Accrued payroll and payroll taxes	-	189,319	-		189,319
Customer deposits	-	109,938	-		109,938
Due to officer/stockholder	13,383	22,851	(13,383)	(3)	22,851
Total current liabilities	13,873	3,485,275	(13,873)		3,485,275

Long-term debt less current maturities	-	4,074,569	-		4,074,569
Total liabilities	13,873	7,559,844	(13,873)		7,559,844

Non-controlling interest in variable interest entities	-	159,673	-		159,673

STOCKHOLDERS’ EQUITY:
Common stock	33,000	1	28,750	(1)
			(21,751)	(1)	40,000
Additional paid-in capital	-	635,269	(6,999)	(1)
			(46,873)	(2)
			13,873	(3)	595,270
Retained earnings (accumulated deficit)	(46,873)	(303,537)	46,873	(2)
			(420,000)	(4)	(723,537)
Total stockholders’ equity	(13,873)	331,733	(406,127)		(88,267)
Total liabilities and stockholders’ equity	$-	$8,051,251	$(420,000)		$7,631,250

See notes to the pro forma combined financial statements.

LAS PALMAS MOBILE ESTATES, INC.
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008

	Las Palmas Mobile Estates	Advanced Fiberglass	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Revenues	$-	$3,569,325	$-		$3,569,325

Cost of goods sold	-	3,029,524	-		3,029,524

Gross profit	-	539,801	-		539,801

Selling, general and administrative expenses	2,590	1,024,966	-		1,027,556

Loss from operations	(2,590)	(485,165)	-		(487,755)

Other income (expense):
Interest expense	-	(171,806)	-		(171,806)

Loss before non-controlling interest in variable interest entities	(2,590)	(656,971)	-		(659,561)

Non-controlling interest in variable interest entities	-	(94,306)	-		(94,306)

Loss before provision for income taxes	(2,590)	(751,277)	-		(753,867)

Income tax expense (benefit)	-	(185,000)	-		(185,000)
Net loss	$(2,590)	$(566,277)	$-		$(568,867)

Loss per common share – basic and diluted					$(0.01)

Weighted average shares outstanding:
Basic and diluted					40,000,000

See notes to the pro forma combined financial statements.

LAS PALMAS MOBILE ESTATES
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	Las Palmas Mobile Estates	Advanced Fiberglass	Pro Forma Adjustments	Notes	Pro Forma Combined
	(unaudited)	(unaudited)	(unaudited)		(unaudited)

Revenues	$-	$6,541,256	$-		$6,541,256

Cost of goods sold	-	5,215,245	-		5,215,245

Gross profit	-	1,326,011	-		1,326,011

Selling, general and administrative expenses	4,973	1,085,521	-		1,090,494
Gain on sale of land and building - Variable interest entity	-	(100,220)	-		(100,220)

Income/(loss) from operations	(4,973)	340,710	-		(335,737)

Other income (expense):
Interest expense	-	(132,274)	-		(132,274)
Interest income	-	2,783	-		2,783

Other expense, net	-	(129,491)	-		(129,491)

Income (loss) before non-controlling interest in variable interest entities	(4,973)	211,219	-		206,246

Non-controlling interest in variable interest entities	-	(168,195)	-		(168,195)

Net income/(loss) before provision for income taxes	(4,973)	43,024	-		38,051

Income tax expense	-	-	(15,000)	(5)	(15,000)

Net income/(loss)	$(4,973)	$43,024	$(15,000)		$23,051

Earnings per common share – basic and diluted					$0.00

Weighted average shares outstanding:
Basic and diluted					40,000,000

See notes to the pro forma combined financial statements.

LAS PALMAS MOBILE ESTATES
NOTES TO THE PRO FORMA COMBINED FINANCIAL STATEMENTS.
(UNAUDITED)

Note 1 - Basis of Presentation

The accompanying pro forma combined financial statements are presented to reflect the acquisition of AFT by LPME, with the operations of AFT being the continuing operations of the combined entities.  For accounting purposes the acquisition has been treated as a recapitalization of AFT with AFT as the acquirer (reverse acquisition).

The accompanying pro forma combined balance sheet as of June 30, 2008 has been prepared to give effect to the reverse acquisition of AFT by LPME as if the acquisition occurred on June 30, 2008.  The historical financial statements prior to June 30, 2008, are those of AFT.  The accompanying pro forma combined statement of operations combines the historical operations of AFT for the six months ended June 30, 2008, and the year ended December 31, 2007, as if the acquisition had occurred on January 1, 2007.

Note 2 - Pro forma adjustments

The unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(1)           As a part of the reverse acquisition, AFT shareholders will receive 28,750,000 shares of LPME and the majority shareholder of LPME will retire 21,750,000 shares of LPME so that 40,000,000 shares ($.001 par value) will be outstanding post acquisition.  All of the common shares ($0.01 par value) of AFT will simultaneously be retired.

(2)           As a result of the reverse acquisition, LPME’s deficit accumulated in the development stage will be eliminated and be offset against additional paid in capital.

(3)           Integritas, Inc. received 19.79 shares (pre-acquisition) of AFT in return for its continuing consulting services provided in the AFT/LPME reverse acquisition transaction.  Part of these services includes paying off the advances made by LPME’s officers.

(4)           Because this transaction is considered a reverse acquisition and LPME has no cash on the date of the acquisition, prepaid acquisition costs are expensed as part of the acquisition transaction.  Since acquisition costs are not a recurring operating expense, they are not reflected in the pro forma combined statement of operations and are shown as an offset to retained earnings.

(5)           AFT operated as an S-corporation in 2007.  For the year ended December 31, 2007 pro-forma financial statements, assuming a 40% income tax rate on combined LPME and AFT operations, a tax provision of $15,000 has been recorded.